Investor Presentation August 2016 Brian Vance Chief Executive Officer Jeff Deuel President and Chief Operating Officer Don Hinson Chief Financial Officer

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loans) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the third quarter of 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

3 COMPANY OVERVIEW

OVERVIEW 4 Overview NASDAQ Symbol HFWA Market Capitalization $525.5 million Institutional Ownership 80.4% Total Assets $3.76 billion Headquarters Olympia, WA # of Branches 63 Year Established 1927 Note: Financial information as of 06/30/2016 and market information as of 07/22/2016 Three banks, one charter

5 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Source: Company financials, as of 12/31/2015 Note: All dollars in millions Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  In addition to organic growth, HFWA has completed 6 whole bank mergers and 2 FDIC-assisted transactions since 1998

6 STRONG AND DIVERSE ECONOMIC LANDSCAPE • Thriving local economy with job growth in technology and aerospace sectors • Seattle economy ranks 11th largest in the country by GDP, which increased 4.1% since 2013 • Seattle’s population grew 5.2% from 2010 to 2014 • Washington per capita income ranked 13th in the United States at $49,583, 7.5% higher than the national average** • Fortune 500 companies headquartered in Washington, include Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks • Significant increase in new construction coupled with improving economic conditions have led to an improving real estate market – Number of Seattle building permits increased by 14% overall year-to-date* – Number of Washington building permits increased 20% overall year-to-date* – Seattle home prices increased 9.7% from November 2014 to November 2015 Headquartered in Western Washington Major Operations in Western Washington Note: Information for Seattle MSA, where available Sources: U.S. Department of Commerce, Federal Reserve Bank of St. Louis, Office of Financial Management, U.S. Census Bureau, City of Seattle, Puget Sound Economic Forecaster, National Association of Home Builders, S&P Case-Shiller *Information as of 12/31/2015 ** Per Office of Financial Management Information as of 7/8/2015 Joint Base Lewis-McChord

7 FINANCIAL UPDATE

FINANCIAL UPDATE – Q2 2016 8 • Diluted earnings per share were $0.30 for the quarter • Return on average assets was 0.96% and return on average tangible common equity was 10.03% • Dividend declared on July 20, 2016 of $0.12 per share • Total loans receivable, net of allowance for loan losses, increased $66.7 million, or 2.7%, to $2.50 billion • Non-maturity deposits increased $46.6 million, or 1.7%, to $2.77 billion Source: Company financials, as of 6/30/2016

9 LOAN PORTFOLIO Loan Portfolio Trends Loan Portfolio Mix - % of Total Source: Company financials, as of 6/30/2016 Note: All dollars in millions *Excludes impact from incremental accretion on purchased loans • Total CRE of 53.6% of total loans • Total C&I and owner-occupied CRE of 47.5% of total loans • Core yield on loans of 4.59% in Q2 2016* • Total loans, net of deferred costs of $2.5 billion • $261.5 million of loan originations in Q2 2016 $1,232 $2,257 $2,410 $2,466 $2,532 86.0% 76.7% 76.6% 77.8% 79.2% 70.0% 72.0% 74.0% 76.0% 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 Q1 2016 Q2 2016 Loans, net of deferred loan costs (Incl. HFS) Net Loans / Deposits Ratio 1-4 Family 3.1% Owner- Occupied CRE 22.8% Nonowner- Occupied CRE 30.8% Commercial & Industrial 24.7% Construction & Land Development 5.9% Consumer 12.7%

10 DEPOSIT PROFILE Deposit Trends Deposit Mix - % of Total Source: Company financials, as of 6/30/2016 Note: All dollars in millions • Noninterest bearing demand of 26.0% of total deposits • Non-maturity deposits of 87.7% of total deposits • Cost of total deposits of 0.16% in Q2 2016 $1,399 $2,906 $3,108 $3,131 $3,159 25.0% 24.4% 24.8% 25.4% 26.0% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 Q1 2016 Q2 2016 Total Deposits Noninterest Bearing Demand % of Total Deposits Noninterest Bearing Demand 26.0% NOW Accounts 29.4% Money Market Accounts 16.6% Savings Accounts 15.7% Certificates of Deposits 12.3%

11 NET INTEREST MARGIN TRENDS Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 6/30/2016 *Impact on net interest margin from incremental accretion on purchased loans 4.12% 3.83% 3.86% 3.87% 3.84% 3.76% 3.69% 3.82% 3.71% 0.43% 0.49% 0.88% 0.44% 0.35% 0.24% 0.28% 0.22% 0.29% 4.55% 4.32% 4.74% 4.31% 4.19% 4.00% 3.97% 4.04% 4.00% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Core NIM Accretion* Net Interest Margin

12 CASH, INTEREST EARNING DEPOSITS & INVESTMENT SECURITIES Cash, Interest Earning Deposits & Investment Securities Investment Portfolio Mix Source: Company financials, as of 6/30/2016 Note: All dollars in millions • Total cash, interest earning deposits and investment securities of $920.3 million, or 24.5% of total assets • Average yield on taxable investment securities of 1.90% in Q2 2016 • Average yield on non-taxable investment securities of 2.21% in Q2 2016 (tax equivalent yield of 3.29%) $199 $779 $812 $822 $816 $146 $132 $133 $99 $104 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 Q1 2016 Q2 2016 Total Investment Securities Cash & Interest Earning Deposits MBS & CMOs U.S. Gov't Agency 68.6% Municipal Securities 29.0% US Treasury & U.S. Gov't Agency 1.3% Other 1.1%

13 NON-INTEREST EXPENSE Source: Company financials, as of 6/30/2016 Note: All dollars in thousands Overhead Ratio = Ratio of non-interest expense (annualized) to average total assets Non-Interest Expense Detail and Overhead Ratio $27,903 $46,745 $48,074 $11,248 $11,579 $31,612 $52,634 $58,134 $15,121 $14,898 3.86% 3.49% 3.01% 2.91% 2.87% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 Q1 2016 Q2 2016 Non-Compensation Expense Compensation & Benefits Expense Overhead Ratio

CREDIT QUALITY TRENDS 14 Source: Company financials, as of 6/30/2016 Note: All dollars in thousands - - Loan Loss Reserve and LLR/Loans $27,729 $27,816 $28,278 $29,004 1.23% 1.22% 1.20% 1.21% 1.19% 1.19% 1.20% 1.20% 1.21% 1.21% 1.22% 1.22% 1.23% 1.23% 1.24% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q4 2014 Q1 2015 Q2 2015 Q3 2015 LL R / Lo a n s Lo a n L o ss R es er ve ALLL ALLL / Loans $727 $125 $382 $1,218 $2,361 0.13% 0.02% 0.06% 0.20% 0.38% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% $- $500 $1,000 $1,500 $2,000 $2,500 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 N CO s / A vg . L o a n s N e t C h a rg e -O ff s Net Charge Offs NCOs / Avg. Loans Net Charge-Offs and NCOs Annualized/Avg. Loans NPAs / Assets ALLL/Lo s $28,278 $29,004 $29,746 $29,667 $28,426 1.20% 1.21% 1.24% 1.21% 1.13% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q2 2015 Q3 2015 Q4 2015 Q 2016 Q2 2016 A LL L/ L o a n sA LL L AL AL / Loans $1,189 $851 $1,124 $1,139 $1,120 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Pr o vi si o n Ex p en se Provision Expense 0.39% 0.33% 0.32% 0.39% 0.41% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 N PA s / A ss et s

CAPITAL RATIO TRENDS 15 Source: Company financials, as of 6/30/2016 - - Tier-1 Capital Ratio 10.2% 10.4% 10.5% 10.5% 10.05% 10.10% 10.15% 10.20% 10.25% 10.30% 10.35% 10.40% 10.45% 10.50% 10.55% 2014 2015 Q1 2016 Q2 2016 9.8% 9.7% 9.9% 10.0% 0.00% 4.00% 8.00% 12.00% 2014 2015 Q1 2016 Q2 2016 13.9% 12.7% 12.6% 11.8% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2014 2015 Q1 2016 Q2 2016 15.1% 13.7% 13.6% 12.7% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2014 2015 Q1 2016 Q2 2016 Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

PROFITABILITY TRENDS 16 Source: Company financials, as of 6/30/2016 Note: All dollars in thousands, except per share - - Diluted Earnings Per Share $0.29 $0.32 $0.32 $0.30 $0.30 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 ROAA $8,725 $9,492 $9,493 $9,091 $8,895 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Dividends Per Share* 1.01% 1.06% 1.04% 1.00% 0.96% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 10.50% 11.23% 11.04% 10.48% 10.03% 9.40% 9.60% 9.80% 10.00% 10.20% 10.40% 10.60% 10.80% 11.00% 11.20% 11.40% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 ROATCE Net Income

TOTAL SHAREHOLDER RETURN 17 Total Return* – Last Twelve Months Source: SNL Financial, as of 7/22/2016 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared +5.8% +8.5% +1.4% - - Dividends Per Share*** -11.9% $0.34 $0.43 $0.11 $0.12 $0.16 $0.10 61% 42% 36% 40% 0% 10% 20% 30% 40% 50% 60% 70% $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2014 2015 Q1 2016 Q2 2016 Payout Ratio D iv id en ds Regular Dividends Special Dividends Dividend Payout Ratio Dividends Per Share*** -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 7/23/2015 10/23/2015 1/23/2016 4/23/2016 S&P 500 SNL Bank SNL U.S. Bank $1B-$5B HFWA Ticker HFWA Exchange NASDAQ Stock Price 17.52$ Market Cap. ($MM) 525.5$ Dividend Yield (Regular Div. Only) 2.74% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 67,722 Avg. Daily Volume ($000s) 1,186$ 52-Week High / Low Price 52-Week High (11/30/2015) 19.80$ 52-Week Low (6/27/2016) 16.40$ Per Share Tg. Book Value Per Share 12.10$ EPS - 2016E** 1.27$ Number of Research Analysts 6 Valuation Ratios Price / Tg. Book Value 144.8% Price / 2016E EPS** 13.8x

HFWA INVESTMENT THESIS 18 • Western Washington geographic footprint with vibrant economy and attractive long-term demographics • Benefits of merger with Washington Banking Company are reflected in financial results • Continued focus on growth trends and capital management – Grow organically and continue to evaluate M&A opportunities – Continue to focus on improving shareholder value • Attractive valuation

19 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS 20 Source: Company financials, as of 6/30/2016 Note: All dollars in thousands Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Balance Sheet Total Assets 3,459,349$ 3,480,324$ 3,595,378$ 3,650,792$ 3,678,032$ 3,756,876$ Asset Growth (Anlzd. vs. Prior Period) 0.2% 2.4% 13.2% 6.2% 3.0% 8.6% Total Loans, net of deferred costs (Incl. HFS) 2,297,056$ 2,354,241$ 2,412,025$ 2,409,724$ 2,466,184$ 2,531,731$ Loan Growth (Anlzd. vs. Prior Period) 7.2% 10.0% 9.8% -0.4% 9.4% 10.6% Total Deposits 2,912,458$ 2,946,487$ 3,054,198$ 3,108,287$ 3,130,929$ 3,158,906$ Deposit Growth (Anlzd. vs. Prior Period) 0.8% 4.7% 14.6% 7.1% 2.9% 3.6% Net Loans / Deposits Ratio 77.9% 78.9% 78.0% 76.6% 77.8% 79.2% Cash and Securities / Total Assets 25.2% 23.7% 24.6% 25.9% 25.1% 24.5% Noninterest Bearing Deposits (% of Total) 24.0% 24.7% 25.0% 24.8% 25.4% 26.0% Non-maturity deposits (% of Total) 83.2% 84.3% 85.7% 86.5% 87.0% 87.7% Capital Adequacy Tangible Common Equity 333,135$ 330,264$ 340,355$ 342,152$ 352,698$ 362,938$ Tangible Common Equity Ratio 10.0% 9.9% 9.8% 9.7% 9.9% 10.0% Leverage Ratio 10.6% 10.6% 10.5% 10.4% 10.5% 10.5% Risk Based Capital Ratio 14.5% 14.1% 13.4% 13.7% 13.6% 12.7% Credit Quality Ratios NPAs / Total Assets 0.45% 0.39% 0.33% 0.32% 0.39% 0.41% NCOs (Anlzd.)/ Avg. Loans 0.20% 0.13% 0.02% 0.06% 0.20% 0.38% ALLL / Gross Loans 1.22% 1.20% 1.21% 1.24% 1.21% 1.13% Income Statement and Performance Ratios Net Interest Income 32,674$ 32,470$ 31,940$ 32,535$ 32,760$ 33,085$ Net Income 9,779$ 8,725$ 9,492$ 9,493$ 9,091$ 8,895$ ROAA 1.15% 1.01% 1.06% 1.04% 1.00% 0.96% Net Interest Margin 4.31% 4.19% 4.00% 3.97% 4.04% 4.00% Noninterest Expense / Avg. Assets 3.07% 3.01% 3.05% 2.92% 2.91% 2.87% Avg Assets Per Employee 4,505$ 4,552$ 4,634$ 4,837$ 4,934$ 4,993$ Efficiency Ratio 63.5% 66.3% 65.9% 66.9% 66.3% 66.8%

DISCOUNTS ON ACQUIRED LOANS

Heritage Financial CORPORATION

- $17.5 million remaining loan discount on acquired loans

Total Discount on Acquired Loans



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
$25,699
$23,446
$21,639
$20,350
$18,563
$17,494
2.59%
2.55%
2.48%
2.41%
2.31%
2.35%
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
Remaining Loan Mark
Discount %

	Total Acquired Loans		
	Covered	Non-Covered	Total
3/31/2015			
Loan Balance	$ 121,852	$ 869,327	$ 991,179
Remaining Loan Mark	$ 4,231	$ 21,468	$ 25,699
Recorded Investment	$ 117,621	$ 847,859	$ 965,480
Discount %	3.47%	2.47%	2.59%
6/30/2015			
Loan Balance	$ 110,590	$ 809,629	$ 920,219
Remaining Loan Mark	$ 2,903	$ 20,543	$ 23,446
Recorded Investment	$ 107,687	$ 789,086	$ 896,773
Discount %	2.63%	2.54%	2.55%
9/30/2015			
Loan Balance	$ -	$ 871,827	$ 871,827
Remaining Loan Mark	$ -	$ 21,639	$ 21,639
Recorded Investment	$ -	$ 850,188	$ 850,188
Discount %	-	2.48%	2.48%
12/31/2015			
Loan Balance	$ -	$ 844,549	$ 844,549
Remaining Loan Mark	$ -	$ 20,350	$ 20,350
Recorded Investment	$ -	$ 824,199	$ 824,199
Discount %	-	2.41%	2.41%
3/31/2016			
Loan Balance	$ -	$ 801,913	$ 801,913
Remaining Loan Mark	$ -	$ 18,563	$ 18,563
Recorded Investment	$ -	$ 783,350	$ 783,350
Discount %	-	2.31%	2.31%
6/30/2016			
Loan Balance	$ -	$ 745,480	$ 745,480
Remaining Loan Mark	$ -	$ 17,494	$ 17,494
Recorded Investment	$ -	$ 727,986	$ 727,986
Discount %	-	2.35%	2.35%

Source: Company information, as of 6/30/2016
Note: All dollars in thousands

21

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